Ligand-Inducible, Prostate Stem Cell Antigen (PSCA)-Directed GoCAR-T® Cells in Advanced Solid Tumors: Abstract #2536 Preliminary Results With Cyclophosphamide (Cy) ± Fludarabine (Flu) Lymphodepletion (LD) Carlos R. Becerra,1 Gulam Manji,2 Dae Won Kim,3 Olivia Gardner,4 Aditya Malankar,4 Joanne Shaw,4 Devin Blass,4 Xiaohui Yi,4 Aaron Foster,4 Paul Woodard4 1Baylor University Medical Center, Dallas, TX; 2Columbia University, New York, NY; 3Moffitt Cancer Center, Tampa, FL;4 Bellicum Pharmaceuticals, Inc., Houston, TX. • All BPX-601-treated patients reported at least 1 adverse event (AE); the most common AEs (in >20% of all patients) • As shown in Figure 5, following single-dose rimiducid on Day 7: • With 9.1 weeks median duration of follow-up (range: 2.9–30.3 weeks), the median time to follow-on cancer therapy in BP-012 (NCT02744287) Study Design Figure 3. regardless of causality, LD regimen, or BPX-601 dose were febrile neutropenia (33%), fatigue (28%), neutropenia (28%), patients who received subsequent therapy was 16.6 weeks (range: 5.6–30.3 weeks; Figure 7) --Rimiducid-dependent elevations in IL-2, IL-5, IL-6, and IP-10 were observed in most patients, particularly those in pyrexia (28%), dysuria (22%), hematuria (22%), and nausea (22%) (Table 2) 6 BACKGROUND Single infusion BPX-601 cell dose cohort 5B, and correlated with cell expansion • At the highest cell dose (5.0 x 10 cells/kg) after Flu/Cy LD followed by a single rimiducid dose at Day 7: escalation (3+3) based on safety • As of the data cut off, no BPX-601 dose limiting toxicities were observed --2 patients with at least 9.1 weeks of follow-up had a time to next treatment of >22 weeks which was ongoing at the time • Inducible MyD88/CD40 (iMC) is a novel co-activation switch comprised of two synergistic signaling domains regulated by --Similar rimiducid-dependent increases in IL-8, G-CSF, MCP-1, MIP-1α, and MIP-1β were also observed (data not shown) 1 Cohort 5A: • Nine patients (50%) reported treatment-related AEs (TRAEs); dysuria (n = 4), hematuria (n = 4), pyrexia (n = 3), of the data cutoff the synthetic small-molecule ligand, rimiducid (Figure 1) 6 5.0 x 10 cells/kg and hypotension (n = 2) were reported by ≥2 patients --Increased serum IP-10 was indicative of prior IFN-γ production and, together with increased serum TNF-α, supports • iMC contains a rimiducid-binding domain (two FK506-binding proteins) coupled with the signaling components from after Cy LD --1 patient who had previously received 2 lines of systemic therapy (patient 2) had stable disease that was ongoing at All TRAEs were mild/moderate except for Grade 3 hematuria and Grade 3 groin pain reported by 1 patient; T cell activation in response to activation of iMC by rimiducid MyD88 and CD40, which play critical roles in initiation and maintenance of an innate and adaptive immune response1 Cohort 5B: • 6 months 5.0 x 106 cells/kg no Grade 4 TRAEs were reported --Increased BPX-601 dose was associated with overall increased serum cytokine and chemokine levels • Transcription factor activation via the MyD88 and CD40 signaling domains leads to upregulation of proinflammatory after Flu/Cy LD Cohorts Phase 2: 1 • Ten patients (56%) reported SAEs; febrile neutropenia was the only SAE reported by >1 patient (n = 5) cytokines and type I interferons, which promote proliferation, activation, and survival of immune cells, including T cells 3, 4, 5: multi-arm dose • Limited peripheral cytokine changes were observed when BPX-601 was infused alone Figure 7. Swim Plot after BPX-601 Administration* Cohort 4: Single-dose expansion in PSCA+ In patients who received Flu/Cy LD (cohort 5B): 6 • Figure 1. Inducible MyD88/CD40 (iMC) 2.5 x 10 cells/kg rimiducid pancreatic, gastric, Apheresis --All events of febrile neutropenia and neutropenia were Grade ≥3 and were not related to BPX-601/rimiducid; frequency 0.4 mg/kg and prostate cancer 1 (2) Cohort 3: and severity of the observed hematologic toxicity is generally consistent with Flu/Cy LD5,6 Figure 5. Peripheral Cytokine Profiles Over Time* MyD88 CD40 iMC 1.25 x 106 cells/kg 2 (1) Lymphodepletion TLRs 1, 2, 4–6 CD40 --The events of dysuria and hematuria were mostly Grade 1-2 (1 event of Grade 3 hematuria) and were related to Rimiducid PSCA+, (Cy ± Flu)* Cohort 0: BPX-601/rimiducid 3 (1) advanced 1.25 x 106 cells/kg IL-6 IP-10 pancreatic Routine safety and efcacy --Patient 4 experienced an SAE of Grade 2 cytokine release syndrome (CRS) 1 day after rimiducid infusion; the patient 1 (2) TIR MyD88 evaluations up to 60 months Rim Cytoplasmic cancer Between FKBP12v36 Between Day 0 Day 7 was treated with IV tocilizumab (single infusion) and the event resolved the same day 1000 Rim 100000 TLRs 7, 8, 9 domain Days -42 Days −5 2 (3) FKBP12v36 and -8 and −3 --Patient 2 experienced an SAE of Grade 2 encephalopathy on the same day of rimiducid infusion; no concurrent CRS 3 (2) CD40 was observed, the patient was treated with IV dexamethasone, and the event resolved within 1 week Current status of Phase 1: enrollment ongoing in Cohort 5 100 10000 MyD88 1 (2) MyD88 *Cohorts 0, 3, 4, and 5A received Cy alone on Day −3 for LD; cohort 5B received Flu/Cy on Day −5 to −3 for LD. Table 2. Safety Summary 3 (5) Cy, cyclophosphamide; Flu, fludarabine; LD, lymphodepletion; PSCA, prostate stem cell antigen. 10 1000 AP1 NFκB IRF7 NFκB AP1 NFκB AP1 IRF7 Cohort 0 Cohort 3 Cohort 4 Cohort 5A Cohort 5B All Patients 4 (2)† Serum IL-6 (pg/ml) Main Inclusion Criteria Patients, n (%) n = 3 n = 3 n = 3 n = 4 n = 5 N = 18 Serum IP-10 (pg/ml) Proinflammatory cytokines, type I interferons, proliferation Any AE 3 (100) 3 (100) 3 (100) 4 (100) 5 (100) 18 (100) 1 (4) • Histologically confirmed diagnosis of metastatic pancreatic ductal adenocarcinoma with disease progression after standard 1 100 Other immune functions Any SAE 2 (67) 1 (33) 0 3 (75) 4 (80) 10 (56) 0 10 20 30 40 50 0 10 20 30 40 50 or investigational therapy for non-resectable disease Grade 3 & 4 TRAEs 0 0 0 0 1 (20) 1 (<1) 2 (2) Time (Days) CD40, cluster of differentiation 40; FKBP, FK506-binding protein; MyD88, myeloid differentiation primary response 88; TIR, toll/interleukin-1 receptor; AEs in >15% of all patients, n (%) Time (Days) • Positive tumor expression of PSCA as determined by qPCR performed by a central laboratory 3 (1) TLR, toll-like receptor. Febrile neutropenia 0 0 0 2 (50) 4 (80) 6 (33) • Age ≥18 years Fatigue 2 (67) 1 (33) 0 2 (50) 0 5 (28) 4 (1) • GoCAR-T technology combines antigen-specific CAR-T cells with iMC in order to allow control of T cell survival even in the Performance status 0 or 1 with adequate organ function Neutropenia 0 0 0 1 (25) 4 (80) 5 (28) 1 • IL-2 IL-5 absence of antigen (Figure 2) Pyrexia 0 0 1 (33) 2 (50) 2 (40) 5 (28) Patient (# of prior systemic therapies) 5 (1) Dysuria 0 0 0 0 4 (80) 4 (22) BPX-601 is an autologous GoCAR-T product candidate engineered to contain a prostate stem cell antigen (PSCA)- Main Exclusion Criteria • Hematuria 0 0 0 0 4 (80) 4 (22) Rim 0 5 10 15 20 25 30 directed CAR (PSCA-CD3ζ) plus iMC • Islet cell neoplasms 100 1000 Rim Nausea 2 (67) 0 0 0 2 (40) 4 (22) Weeks • Investigational therapy within 4 weeks or chemotherapy or immunotherapy within 2 weeks prior to BPX-601 infusion Abdominal pain 1 (33) 1 (33) 0 0 1 (20) 3 (17) GoCAR-T: BPX-601 Overview ‡ Figure 2. • Active autoimmune disease requiring systemic immunosuppressive therapy Abdominal pain upper 0 1 (33) 1 (33) 1 (25) 0 3 (17) SD PD Pseudo PD (clinical exam) Death Cohort 3 Cohort 4 Cohort 5A Cohort 5B Anemia 0 0 0 1 (25) 2 (40) 3 (17) 10 100 TCR • Uncontrolled systemic infection Back pain 1 (33) 1 (33) 0 1 (25) 0 3 (17) *Right arrow cap indicates ongoing treatment-free interval; †Patient withdrew consent for further follow-up; ‡Patient 2 was not efficacy evaluable due to Rimiducid α complex β Blood bilirubin increased 0 0 0 1 (25) 2 (40) 3 (17) non-measurable disease at baseline. PD, progressive disease; pseudo, pseudoprogression; SD, stable disease. Statistical Analysis Hypotension 0 0 2 (67) 1 (25) 0 3 (17) 1 10 CD3 All patients who were infused with BPX-601 were included in this data set AE, adverse event; SAE, serious adverse event; TRAE, treatment-related adverse event. Serum IL-2 (pg/ml) Cell • Serum IL-5 (pg/ml) Controllable iMC ζ CAR ζ Autonomous • Adverse events (AEs) were summarized by system organ class and preferred term Functions Functions • Flu/Cy LD resulted in a mean reduction in absolute lymphocyte count of 93.8% (SD 5.9%; n = 5) compared with 25.3% 0.1 1 • Incidence of AEs and serious AEs (SAEs) were summarized overall and with respect to CTCAE grade and relationship to 0 10 20 30 40 50 0 10 20 30 40 50 CONCLUSIONS ANTIGEN-INDEPENDENT CD3ζ (SD 23.5%; n = 13) with Cy LD alone (Figure 4) ANTIGEN-DEPENDENT SURVIVAL study treatment Time (Days) Time (Days) IL-2 CYTOTOXICITY --Increased peripheral IL-7 and IL-15 was observed in patients who received Flu/Cy, but not Cy alone for LD • Administration of BPX-601 followed by single-dose rimiducid was well tolerated with no dose-limiting toxicities • Anti-tumor activity was analyzed according to RECIST v1.1 --Frequent AEs were generally consistent with those experienced by advanced cancer patients undergoing cytotoxic NF-ĸB NFATc • Rapid T cell expansion by Day 4 was observed in the majority of patients; limited peripheral expansion occurred when BPX-601 was infused without rimiducid chemotherapy or other cancer immunotherapies • Nine of 17 patients (53%) with a minimum of 28 days of follow-up samples had BPX-601 persistence for >21 days, --The majority of AEs related to BPX-601/rimiducid were mild to moderate in intensity and resolved with or without RESULTS including all 5 patients in cohort 5B Cohort 0 Cohort 3 Cohort 4 supportive care Cellular Proliferation 1.25 x 106 cells/kg (Cy) 1.25 x 106 cells/kg + Rim (Cy) 2.5 x 106 cells/kg + Rim (Cy) As of April 23, 2019, 18 patients have been treated across 4 BPX-601 dose levels, including one cohort that received cells • Analysis of the relationship between PSCA copy number and maximum CAR vector copy number showed a weak • Compared with a single dose of Cy alone, more intense lymphodepletion with Flu/Cy is associated with elevations of • 2 CAR, chimeric antigen receptor; iMC, inducible MyD88/CD40; PSCA, prostate stem cell antigen; TCR, T cell receptor. without subsequent rimiducid (Table 1) correlation (R = 0.1294; P=.1426) IL-7 and IL-15 and significantly increased BPX-601 expansion and prolonged persistence in patients treated with Cohort 5A Cohort 5B single-dose rimiducid Per FDA request, conditioning chemotherapy was originally limited to a single IV infusion of Cy only on Day −3 for • PSCA is a target of particular interest for therapeutic intervention as it is upregulated in many solid tumors, including • 5.0 x 106 cells/kg + Rim (Cy) 5.0 x 106 cells/kg + Rim (Flu/Cy) 13 patients (cohorts 0-5A); following a protocol amendment, 5 patients were treated with Flu/Cy on Days −5 to −3 prior to • Evidence of biological activity/stable disease has been observed in heavily pre-treated pancreatic cancer patients cancers of the pancreas2 Figure 4. BPX-601 Expansion and Persistence receiving 5.0 x 106 cells/kg on Day 0 (cohort 5B) • Evaluation of safety and efficacy of BPX-601 followed by repeat-dose rimiducid is planned • Additionally, expression of PSCA has been observed in normal prostate epithelium, urinary bladder, kidney, esophagus, 3 • All patients had advanced pancreatic cancer and had been treated with 1 or more prior systemic therapies ALC IL-7 IL-15 • Collection of pre- and on-treatment biopsies were added to the study in a recent protocol amendment; tissue analysis stomach, and placenta t Cy *Each line represents data for an individual patient in the indicated cohort. • PSCA copy number was measured at screening and ranged from 5,000 to over 969,000 2.0 25 80 Rim, rimiducid. results will be presented at a later date ou n ) ) • By combining the properties of PSCA-specificity and control of T cell survival, BPX-601 is optimized for antigen-dependent l Flu/Cy C m m l 20 and -independent T cell activation, proliferation and persistence, which potentially may enhance its efficacy in solid tumors e 1.5 60 g / ) l pg / p Of 13 efficacy-evaluable patients treated with BPX-601 and a single dose of rimiducid, 8 patients (62%) had stable disease ( • ( compared with traditional CAR-T cells Table 1. Patient Demographics and Clinical Characteristics μ 15 5 7 / ho cy t 1 3 including 3 patients with tumor shrinkage of 10% to 24% (Figure 6) p 0 1.0 - 40 L - I 1 6 † L m • Standard treatment in the second- and third-line settings for metastatic pancreatic cancer is associated with a median Cohort LD Regimen* BPX-601 Dose (x10 cells/kg) Rim (Y/N) Patient Age/Sex # Prior Systemic Therapies PSCA (copies) I REFERENCES x y 10 ( 4 L m progression free survival of 2-3 months u m e − r u N 1 50/F 1 5,000 t 0.5 20 • Since the previous data cutoff, tumor shrinkage ( 13%) has been seen in 1 patient in cohort 5B (patient 5) e u 5 l 1. Foster AE, et al. Mol Ther. 2017;25(9):2176–2188. Se r S o 0 Cy only 1.25 N 2 58/F 3 377,000 s 2. Abate-Daga D, et al. Hum Gene Ther. 2014;25(12):1003–1012. b 0.0 0 0 N 3 65/F 5 15,000 A Baseline Day 0 Baseline Day 0 Baseline Day 0 Figure 6. Evidence of Anti-Tumor Activity in BPX-601-Treated Patients 3. Bellicum data on file. OBJECTIVE Y 1 59/F 2 34,000 4. Taieb J, et al. Ann Oncol. 2017;28(7):1473–83. Rim 5. Fludarabine phosphate injection [prescribing information]. Princeton, NJ: Sandoz; 2010. 100000 Cohort 0 3 Cy only 1.25 Y 2 70/M 1 7,000 6. Cyclophosphamide injection [prescribing information]. Deerfield, IL: Baxter Healthcare Corporation; 2013. • To determine safety and tolerability, recommended dose for expansion, pharmacodynamics, and anti-tumor activity of 1.25 x 106 cells/kg (Cy) Cohort 0 Cohort 3 Cohort 4 Cohort 5A Cohort 5B All Patients Y 3 58/F 1 31,000 Best Response (RECIST v1.1) BPX-601 with or without rimiducid in patients with previously treated advanced solid tumors with high PSCA expression 10000 Cohort 3 n = 3 n = 3 n = 3 n = 2* n = 5 N = 16 T* Y 1 71/F 2 7,686 - 1.25 x 106 cells/kg + Rim (Cy) R A μ g gDNA) 1000 4 Cy only 2.5 Y 2 60/F 3 354,730 / Cohort 4 C s Progressive Disease (PD), n 2 1 1 1 2 7 o DISCLOSURES 6 e 2.5 x 10 cells/kg + Rim (Cy) i Y 3 65/M 2 8,243 G p 100 METHODS o Cohort 5A† CR Becerra has received honoraria from Taiho Pharmaceutical; has consulted for SOBI, Ipsen, Takeda, Bayer, Heron Therapeutics, and Agenus; Y 1 61/M 2 14,238 C • ( 5.0 x 106 cells/kg + Rim (Cy) Stable Disease (SD), n 1 2 2 1 3 9 has participated in speakers’ bureaus for Taiho Pharmaceutical, Bristol-Myers Squibb, Merck Serono, and Celgene Study Design Y 2 64/M 1 19,533 LOQ GA Manji has received research funding from Plexxikon and ASCO; has been a consultant/advisory board member for Ardelyx 5A Cy only 5.0 0 10 20 30 40 50 60 90 180 Cohort 5B • • BP-012 is a 2-phase, first-in-human study to assess the safety, biologic, and clinical activity of BPX-601 plus rimiducid in N‡ 3 59/M 5 969,094 Time (Days) 5.0 x 106 cells/kg + Rim (Flu/Cy) Partial Response (PR), n 0 0 0 0 0 0 • DW Kim has no disclosures to report O Gardner, A Malankar, J Shaw, D Blass, X Yi, A Foster, and P Woodard are employees of Bellicum Pharmaceuticals and may own company stock/options select PSCA-positive solid tumors (Figure 3) Y 4 55/M 2 52,979 • Peak VCN Comparisons • Phase 1 is an ongoing 3+3 cell dose escalation designed to identify the recommended BPX-601 dose given in combination Y 1 56/M 4 201,277 Complete Response (CR), n 0 0 0 0 0 0 with rimiducid for use in Phase 2 dose expansion Patient Subsets Difference in Peak VCN P value Y 2 77/M 2 18,980 • After apheresis and LD with cyclophosphamide (Cy; 1 g/m²) alone on Day −3 (cohorts 0, 3, 4, and 5A) or fludarabine + Cy All Flu/Cy pts (n = 5) vs all Cy alone pts (n = 13) All Flu/Cy pts had 4.9-fold higher peak VCN P=.0028 Overall Response Rate (CR + PR), n (%) 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) ACKNOWLEDGMENTS (Flu/Cy; 30 mg/m2 and 500 mg/m², respectively) on Days −5 to −3 (cohort 5B), patients were treated with escalating doses 5B Flu/Cy 5.0 Y 3 72/M 1 21,099 Flu/Cy + Rim pts (n = 5) vs Cy alone + Rim pts (n = 10) Flu/Cy + Rim pts had 4-fold higher peak VCN P=.0080 of BPX-601 (single intravenous [IV] infusion) on Day 0 followed by a fixed dose of rimiducid (0.4 mg/kg, single IV infusion) Y 4 58/M 1 149,110 5.0 x 10⁶ cells/kg and Flu/Cy LD pts (n = 5) vs 5.0 x 10⁶ cells/kg and Flu/Cy LD pts had 6.8-fold • The authors would like to acknowledge all patients and their families and caregivers for participating in this clinical trial, along with the investigators P=.0159 Disease Control Rate 5.0 x 10⁶ cells/kg and Cy alone LD pts (n = 4) higher peak VCN 1 (33) 2 (67) 2 (67) 1 (50) 3 (60) 9 (56) • Medical writing support was provided by Amanda Martin, PhD, of Medical Expressions (Chicago, IL), funded by Bellicum Pharmaceuticals on Day 7 Y 5 68/F 1 54,877 (CR + PR + SD), n (%) To evaluate the safety of T cell therapy alone, an initial cohort received BPX-601 on Day 0 and did not receive subsequent • *Cy (1 g/m2) by IV infusion on Day −3, Flu/Cy (30 mg/m2 and 500 mg/m², respectively) by IV infusion on Days −5 to −3; †PSCA (copies per 10⁶ copies hACTB) was rimiducid (cohort 0) measured at screening; ‡Patient was scheduled to receive Rim, but infusion was delayed then withdrawn due to an AE associated with worsening disease. Patient *Data points represent the mean log VCN for each cohort and the dotted red line represents rimiducid administration at Day 7; †Patient 3 in cohort 5A did not have subsequently died due to disease progression. data for time points beyond Day 4 and thus is not included in the summary of cell persistence. *2 patients in cohort 5A (2 and 3) were not efficacy evaluable due to non-measurable disease at baseline and death due to disease under study prior to first • Patients treated with BPX-601 with or without rimiducid were followed for routine safety, blood biomarkers, and efficacy AE, adverse event; Cy, cyclophosphamide; Flu, fludarabine; hACTB, human beta-actin; LD, lymphodepletion; PSCA, prostate stem cell antigen; Rim, rimiducid. ALC, absolute lymphocyte count; Cy, cyclophosphamide; Flu, fludarabine; LOQ, limit of quantitation; pts, patients; Rim, rimiducid; VCN, vector copy number. post-baseline efficacy measurement, respectively. Copies of this poster obtained through Quick Response (QR) Code are for personal use only evaluations as specified by the study protocol and may not be reproduced without permission from ASCO® and the author of this poster. Presented at the Annual Meeting 2019, American Society of Clinical Oncology – May 31 - June 4, 2019, Chicago, IL